SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 1994



Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                     0-752                23-1128670
(State or other         (Commission File         (IRS Employer
jurisdiction of              Number)             Identification No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                                  19102
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (215) 545-2500


Item 5.    Other Events.

   On May 9, 1994 Westmoreland Coal Company reported that it has temporarily suspended declaration and payment of preferred dividends.

   A press release is attached as an exhibit and incorporated herein by reference.

Item 7.    Exhibits.

   Press release dated May 9, 1994.





EXHIBIT INDEX


                                                        Sequentially
Exhibit    Description of Exhibit                         Numbered
Number                                                      Page
  1        Press release dated May 9, 1994.                  4










SIGNATURE




   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 WESTMORELAND COAL COMPANY




Date:  May 12, 1994              By: /s/Francis J. Boyle
                                     Francis J. Boyle
                                     Senior Vice President,
                                     Chief Financial Officer
                                     and Treasurer